UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2006

SCHNITZER STEEL INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

OREGON (State or Other Jurisdiction of Incorporation)	0-22496 (Commission File Number)	93-0341923 (I.R.S. Employer Identification No.)

3200 N.W. Yeon Ave. P.O. Box 10047 Portland, OR (Address of Principal Executive Offices)	97296-0047 (Zip Code)

Registrant’s Telephone Number, Including Area Code:      (503) 224-9900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM4. 02	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

(a)  On June 19, 2006, after being advised by management of Schnitzer Steel Industries, Inc. (the “Company”) that the Company’s management had changed its interpretation of the application of Accounting Research Bulletin 51, “Consolidated Financial Statements” (“ARB 51”) and Financial Accounting Standard 141, “Business Combinations” (“FAS 141”) to certain acquisitions by the Company, the Audit Committee of the Board of Directors of Schnitzer Steel Industries, Inc. (the “Company”) concluded that the condensed consolidated statement of operations contained in the financial statements included in the Company’s Quarterly Report on Form 10-Q (the “First Quarter 10-Q”) for the fiscal 2006 first quarter ended November 30, 2005 (the “First Quarter 2006”) and Quarterly Report on Form 10-Q (the “Second Quarter 10-Q”) for the fiscal 2006 second quarter ended February 28, 2006 (the “Second Quarter 2006”) should no longer be relied on because of the need to restate certain items set forth therein. The condensed consolidated statement of operations needs to be restated because of an error regarding the interpretation and application of ARB 51 and FAS 141 in consolidating the results of operations of the businesses acquired through the acquisition by the Company of the assets of Regional Recycling LLC (“Regional”) and the Company’s purchase of GreenLeaf Auto Recyclers, LLC (“GreenLeaf”) and THS Recycling LLC, dba Hawaii Metal Recycling Company (“HMR”) during the First Quarter 2006. The Company had previously accounted for the operations of these businesses on a consolidated basis effective September 1, 2005 with a corresponding deduction for the pre-acquisition operating results in arriving at net income, as opposed to accounting for them as of the acquisition date. Due to this error, certain line items included in the condensed consolidated statements of operations for the three months ended November 30, 2005 and the six months ended February 28, 2006 included in the First Quarter 10-Q and Second Quarter 10-Q, respectively, are misstated. The Company’s management, including the Company’s Chief Financial Officer and its Corporate Controller, who serves as the principal accounting officer, and its Audit Committee, have discussed this matter with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The accounting error did not have any impact on the Company’s net income or net income per share in the previously reported condensed consolidated statement of operations for the three months ended November 30, 2005 and six months ended February 28, 2006, nor was there any effect on the previously issued condensed consolidated balance sheets as of November 30, 2005 and February 28, 2006, respectively, or consolidated statements of shareholders’ equity or cash flows for the three and six month periods ended November 30, 2005 and February 28, 2006, respectively. However, correction of the error requires restatement of certain previously reported results, including revenue, operating income and income before tax for the First Quarter 2006 and the Second Quarter 2006, as indicated in the table below. The Company intends to file the amended First and Second Quarter 10-Qs in July 2006. Additionally, the Company has not completed its review of the effect of the restatement on its disclosure controls and procedures as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Company is continuing its assessment as to whether a significant deficiency or material weakness in its internal control over financial reporting exists.

SCHNITZER STEEL INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share amounts)

	For the Three Months Ended		For the Six Months Ended
	November 30, 2005		February 28, 2006
	(As previously		(As previously
	reported)	(as restated)	reported)	(as restated)

Revenues	$388,673	$342,322	$791,958	$745,607

Operating expenses
Cost of goods sold	326,710	286,202	662,174	621,666
Selling, general and administrative	41,990	40,323	78,627	76,960
Environmental matter

Income from wholly-owned operations	19,973	15,797	51,157	46,981

Operating income from joint ventures	1,752	1,752	2,138	2,138

Operating income	21,725	17,549	53,295	49,119

Other income (expense):
Interest expense	(981)	(435)	(1,382)	(836)
Other income(expense), net	64,441	55,518	65,130	56,207
	63,460	55,083	63,748	55,371

Income before income taxes and minority interests	85,185	72,632	117,043	104,490

Income tax provision	(35,557)	(31,135)	(46,148)	(41,726)

Income before minority interests	49,628	41,497	70,895	62,764

Minority interests, net of tax	(153)	(153)	(302)	(302)

Pre-acquisition interests, net of tax	(7,945)	186	(7,945)	186

Net income	$41,530	$41,530	$62,648	$62,648

Net income per share - basic:	$1.36	$1.36	$2.05	$2.05

Net income per share - diluted:	$1.34	$1.34	$2.03	$2.03

Forward-looking statements

Certain statements in this Form 8-K are “forward-looking statements” within the meaning of U.S. federal securities laws. The Company intends that these statements be covered by the safe harbors created under these laws. These forward-looking statements include, but are not limited to, statements about the Company’s plans to restate certain previously reported results and to file amended quarterly reports on Form 10-Q, as well as the expected timing thereof. These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from the information set forth in these forward-looking statements include possible delays in the preparation of the amended quarterly reports on Form 10-Q and other factors, some of which are discussed in the Company’s most recent annual report on Form 10-K and its most recent quarterly report on Form 10-Q. Many of these factors and events are beyond the Company’s ability to control or predict. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements, which only speak as of the date of this Form 8-K. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC.
(Registrant)

Date: June 23, 2006	By:	/s/ Gregory J. Witherspoon
Name: Gregory J. Witherspoon
Title: Chief Financial Officer